Subsequent events	6 Months Ended
Jun. 30, 2025
Subsequent Events
Subsequent events

24. Subsequent events

On 10 July 2025, the Company announced a 1-for-35 reverse share split of its Class A ordinary shares, effective 14 July 2025. Following the split, approximately 783,376 Class A shares were outstanding (subject to rounding) and the nominal value per share was adjusted to US$0.0035.

On 17 July 2025, the Company’s Bright Hydrogen Solutions subsidiary entered an agency agreement with Houpu Global Clean Energy for hydrogen refuelling equipment in Iberia and Latin America; and on 22 July 2025 signed a non-binding term sheet for a prospective project-funding partnership of up to €30 million over four years, subject to definitive documentation.

On 22 July 2025, US$2,277,925 of the outstanding principal under the January and March 2025 senior convertible notes, was converted into 492,714 Class A shares (on a post share-split adjusted basis) at a conversion price of US$4.65 per share. The final 53,000 (post-split) shares relating to these raises has not been converted at the date of this report. That same day, the Company entered into a US$4.3 million private placement comprising shares, pre-funded warrants, and additional warrants, with proceeds contractually earmarked to repay the January and March 2025 notes in full, and any surplus for working capital.

On 22–23 July 2025, the Company completed a private placement raising approximately US$4.3 million in gross proceeds through the issuance of new shares and warrants. In connection with the transaction, a preliminary Form F-3 was filed to register the resale of up to 3,244,660 Class A shares (post-split adjusted basis) (including shares issuable upon exercise of the warrants).

By 22 July 2025, under the ATM facility, Parent had sold an aggregate of 7,380,985 (210,894 in post-split terms) Class A Ordinary Shares and raised net proceeds of $1.99 million ($0.06 million in commissions to agents), at which point, the Company had reached its maximum shelf capacity of sales.

On 23 July 2025, the Company announced that it has received the first payment related to its sale of its former 50% equity interest in P2X Spain Sociedad Limitada (formerly known as Fusion Fuel Spain, S.L.).

On 25 July 2025, Al Shola Gas reported approximately US$517,000 of new Dubai LPG projects, including a US$241,000 high-rise and a US$232,000 mixed-use development.

On 28 July 2025, the Company increased the stated capacity under its at-the-market equity program to approximately US$4.184 million (excluding US$2.064 million gross sales over the prior 12 months).

On 5 August 2025, Nasdaq confirmed that the Company had regained compliance with Listing Rules 5550(a)(2) (minimum bid price) and 5620(a) (annual meeting), maintaining its listing on the Nasdaq Capital Market.

On 5 August 2025, the remaining instruments from the May 2024 financing were fully converted, removing the associated debt and derivative warrant overhang.

On 5 August 2025, the Company purchased two million shares of QIND for US$40,000, increasing its shareholding and reinforcing majority control.

On 11 August 2025, the Company announced a non-binding letter of intent to form a joint venture in South Africa in specialised fuels (anticipated 51% interest; staged investment of approximately €0.5 million), subject to definitive agreements and customary approvals.

On 2 September 2025, the Company announced that its subsidiary, Bright Hydrogen Solutions Ltd has been selected to advance to final contract negotiations as part of two tender processes to develop two new green hydrogen projects of a total of 2.6 MW in southern Europe.